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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
            Securities Exchange Act of 1934 (Amendment No. ________)

Filed by the Registrant | |
Filed by a Party other than the Registrant |X|

Check the appropriate box:

| |  Preliminary proxy statement             | |  Confidential, for use of the
                                                  Commission only (as
| |  Definitive proxy statement                   permitted by Rule 14a-6(e)(2))

|X|  Definitive additional materials

| |  Soliciting material under Rule 14a-12

                            SIMPSON INDUSTRIES, INC.

                -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                MMI INVESTMENTS II-A, L.P.; MCM MANAGEMENT, LLC;
               MILLBROOK CAPITAL MANAGEMENT, INC.; JOHN S. DYSON;
       CLAY B. LIFFLANDER; ALAN L. RIVERA; ROBERT B. KAY AND JEROME LANDE

                -----------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         |X|  No fee required.
         | | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         Not Applicable
         ---------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:


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         Not Applicable
         ---------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined)

         Not Applicable
         ---------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         Not Applicable
         ---------------------------------------------------

         (5) Total fee paid:

         Not Applicable
         ---------------------------------------------------

| |  Fee paid previously with preliminary materials

         ---------------------------------------------------

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
         Not Applicable
         ---------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
         Not Applicable
         ---------------------------------------------------

         (3) Filing Party:
         Not Applicable
         ---------------------------------------------------

         (4) Date Filed:
         Not Applicable
         ---------------------------------------------------
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PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717
[Name and Address]


   SIMPSON SHAREHOLDERS: DO SOMETHING TO RESTORE YOUR INVESTMENT!

   Institutional Shareholder Services ("ISS"), the leading, independent proxy advisor to institutional investors, has recommended that Simpson Shareholders support MMI's complete platform: both our nominees to Simpson's Board and our Shareholder Value Proposal. Simpson's annual meeting is Tuesday and this is your last chance to change Simpson's future direction for the better.

   * Your vote FOR MMI can ensure that Simpson's Board gains a fresh, independent voice that is solely aligned with shareholders. As ISS put it, "ALL THREE NOMINEES HAVE PUBLIC COMPANY BOARD EXPERIENCE AND MANUFACTURING COMPANY EXPERIENCE, WITH SOME EXPOSURE TO THE AUTO INDUSTRY. THEIR SINGLE BIGGEST QUALIFYING FACTOR, HOWEVER, IS THEIR SIGNIFICANT LEVEL OF STOCK OWNERSHIP (AND CONSEQUENT ALIGNMENT WITH OTHER OUTSIDE SHAREHOLDERS). IF THE MMI NOMINEES ARE ELECTED, THE OWNERSHIP OF COMPANY STOCK BY THE BOARD AND EXECUTIVE OFFICERS WOULD EFFECTIVELY DOUBLE." (emphasis added)

   * With regard to the Shareholder Value Proposal, ISS stated: "THERE MAY BE LITTLE EXPECTED UPSIDE FROM THE PROSPECT OF THE COMPANY PURSUING ITS STRATEGIC PLAN INDEPENDENTLY...THERE IS MORE POTENTIAL PRICE APPRECIATION DUE TO A STRATEGIC TRANSACTION." (emphasis added)

   DON'T WRITE-OFF SIMPSON AS JUST ANOTHER POOR INVESTMENT. MAKE SOMETHING HAPPEN BY VOTING FOR THE MMI NOMINEES- YOUR VOTE COULD BE THE DIFFERENCE.

   Please vote by toll-free telephone to ensure your vote is received in time to be counted. Simple instructions follow. Questions or assistance: call MMI at
(212) 586-4333 or D.F. King (888) 242-8149. Thank you. MMI Investments.










                TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to


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   ID No. 5052, MMI-Simpson Industries, Inc. - Opposition.

3. State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your Control number as shown below:

               Name:             < NA.1 >
               Broker:           < Broker >
               Control Number:   < ControlNum >
               Number of shares: < NumShares >

                            Simpson Industries, Inc.
                 Annual Meeting of Shareholders - April 18, 2000

       This Proxy is solicited in opposition to the Board of Directors of Simpson Industries, Inc. by MMI Investments II-A, L.P. ("MMI")

   The undersigned shareholder of Simpson Industries, Inc. (the "Company") hereby appoints John S. Dyson and Clay B. Lifflander, or either one of them, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock, par value $1.00 per share, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on April 18, 2000 and at any and all postponements and adjournments thereof, as indicated on this proxy.

   This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted (1) FOR the election of each of the MMI Nominees and four of the Company's nominees and (2) FOR the Shareholder Value Proposal. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, MMI knows of no other business to be presented at the Annual Meeting. This proxy revokes all prior proxies given by the undersigned with respect to matters covered by this proxy and the voting of shares of Common Stock of the Company at the Annual Meeting.





MMI recommends a vote "FOR" the MMI Nominees listed and "FOR" the Shareholder Value Proposal

1. Election of Directors - Nominees of MMI: John S. Dyson, Clay B. Lifflander and Alan L. Rivera

               (  ) FOR                 (  ) WITHHOLD

   Instruction: To withhold authority to vote for the election any individual Nominee(s), give that nominee(s) name to the operator.

   MMI intends to use this Proxy to vote for the persons nominated by the Company to serve as Directors, other than the Company


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   nominees listed below. To withhold authority to vote for one or more additional Company nominees, give that nominee(s) name to the operator. Refer to the proxy statement and proxy distributed by the Company for the names and other information concerning such nominees.

   MMI is NOT seeking authority to vote for and will not exercise any such authority for George R. Kempton, George A. Thomas and F. Lee Weaver. There is no assurance that any of the Company's nominees will serve as Directors if the MMI Nominees are elected to the Board.

2. To approve the Shareholder Value Proposal submitted by MMI Investments II-A, L.P.

        (  ) FOR                 (  ) AGAINST             (  ) ABSTAIN

3. In the discretion of the Proxies appointed hereunder, on such other business as may properly come before the meeting.

IMPORTANT: Please give your name to the operator exactly as your name or names appear hereon. If signing as an attorney, executor, administrator, trustee, guardian, or in some other representative capacity, or as an officer of a corporation, please indicate your capacity or full title. If stock is held jointly, each joint owner should sign.